UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 10, 2019
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (604) 732-6124

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	LULU	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On July 10, 2019, lululemon athletica inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a prospectus supplement dated July 10, 2019 (the “Prospectus Supplement”) to its prospectus dated July 10, 2019, which was included in its automatic shelf registration statement on Form S-3 (No. 333-232592) (the “Registration Statement”). The Prospectus Supplement relates to the sale by the selling stockholders identified in the Prospectus Supplement (those stockholders, the “Selling Stockholders”), of up to 12,210,573 shares of the Company’s common stock, par value $0.005 per share. These shares of common stock have been issued or are issuable to the Selling Stockholders upon the exchange of an equivalent number of the exchangeable shares of Lulu Canadian Holding, Inc. (an indirect wholly-owned subsidiary of the Company).
The shares of common stock offered by the Prospectus Supplement were previously registered for resale under a prospectus supplement dated July 15, 2016, and the accompanying base prospectus filed with a shelf registration statement on Form S-3 (No. 333-212540), which the Company filed on July 15, 2016. Because that registration statement expires three years after it was filed, the Company filed the Registration Statement to replace the expiring registration statement and to cover unsold securities covered by the expiring registration statement.
The Company is filing the opinion of its counsel, DLA Piper LLP (US), as Exhibit 5.1 hereto, regarding the legality of the shares of common stock covered by the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US) as to the legality of the securities being registered.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: July 10, 2019	/s/ PATRICK J. GUIDO
Patrick J. Guido
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of DLA Piper LLP (US) as to the legality of the securities being registered.